UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 4, 2021

PROG HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Georgia	1-39628	85-2484385
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

256 W. Data Drive, Draper, Utah	84020-2315
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (385) 351-1369

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 Par Value	PRG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01	OTHER EVENTS.

On November 4, 2021, PROG Holdings, Inc., a Georgia corporation (the “Company”), issued a press release announcing the commencement of a “modified Dutch auction” tender offer (the “Tender Offer”) to purchase for cash up to $425,000,000 in value of its outstanding shares of common stock, par value $0.50 per share (the “Shares”), or such lesser amount of Shares as are properly tendered and not properly withdrawn, at a single per Share price of not less than $44.00 per share and not more than $50.00 per share, less any applicable withholding taxes and without interest. The Tender Offer will expire at 12:00 midnight, New York City time, at the end of the day on December 3, 2021, unless the Tender Offer is extended or earlier terminated.

Attached as Exhibit 99.1, and incorporated by reference herein, is a copy of the Company’s press release, dated November 4, 2021, related to the Tender Offer.

Neither this report nor the exhibit hereto is a recommendation to buy or sell shares of common stock or any other securities, and it is neither an offer to purchase nor a solicitation of an offer to sell shares of common stock or any other securities. The Tender Offer is being made exclusively pursuant to an Offer to Purchase, dated November 4, 2021, the related Letter of Transmittal and other related materials filed as part of the Tender Offer Statement on Schedule TO-I (the “Schedule TO”) the Company filed with the Securities and Exchange Commission (the “SEC”) on November 4, 2021. The Tender Offer materials are being sent to holders of the Shares. Holders may also obtain free copies of the Tender Offer materials online at the website of the SEC at www.sec.gov as exhibits to the Schedule TO or from the Company’s information agent in connection with the Tender Offer.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated November 4, 2021 (incorporated by reference to Exhibit (a)(5)(i) to the Tender Offer Statement on Schedule TO-I filed with the SEC on November 4, 2021).

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROG Holdings, Inc.

Date: November 4, 2021	By:	/s/ Brian Garner
Brian Garner
Chief Financial Officer